UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

Biota Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12270 Wilkins Avenue Rockville, Maryland		20852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 770-3099

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 15, 2012, Biota Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of the previously reported business combination transaction (the “Transaction”) between Nabi Biopharmaceuticals, a Delaware corporation (“Nabi”), and Biota Holdings Limited, a Melbourne, Australia company (“Biota”), pursuant to the terms of the merger implementation agreement, dated April 22, 2012, as amended August 6, 2012 and September 17, 2012 (the “Transaction Agreement”).

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Biota described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below and should be read in connection with the Original Report, which provides a more complete description of the Transaction.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Biota.

The audited consolidated financial statements of Biota as of June 30, 2012 and 2011 and for the years ended June 30, 2012, 2011 and 2010 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Biota as of September 30, 2012 and for the three months ended September 30, 2012 and 2011 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Nabi and Biota for the year ended June 30, 2012 and as of and for the three months ended September 30, 2012 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

23.1	Consent of PricewaterhouseCoopers

99.1	Audited consolidated financial statements of Biota as of June 30, 2012 and 2011 and for the years ended June 30, 2012, 2011 and 2010 and the notes related thereto

99.2	Unaudited condensed consolidated financial statements of Biota as of September 30, 2012 and for the three months ended September 30, 2012 and 2011 and the notes related thereto

99.3	Unaudited pro forma condensed combined financial information of Nabi and Biota for the year ended June 30, 2012 and as of and for the three months ended September 30, 2012 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biota Pharmaceuticals, Inc.

Date: January 22, 2013	/S/ RUSSELL H PLUMB
Name: Russell H Plumb
Title: President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers

99.1	Audited consolidated financial statements of Biota as of June 30, 2012 and 2011 and for the years ended June 30, 2012, 2011 and 2010 and the notes related thereto

99.2	Unaudited condensed consolidated financial statements of Biota as of September 30, 2012 and for the three months ended September 30, 2012 and 2011 and the notes related thereto

99.3	Unaudited pro forma condensed combined financial information of Nabi and Biota for the year ended June 30, 2012 and as of and for the three months ended September 30, 2012 and the notes related thereto